EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

               THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                         Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                    EVERGREEN INTERMEDIATE TERM BOND FUND II
                (FORMERLY EVERGREEN INTERMEDIATE-TERM BOND FUND)


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JANUARY 6, 1998



         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Intermediate Term Bond Fund II (formerly Evergreen Intermediate-Term Bond Fund) ("Evergreen Intermediate II") that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Intermediate II to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                    Date                 , 199


                      ----------------------------------------




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                    ----------------------------------------
                    Signature(s) and Title(s), if applicable



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         THIS  PROXY IS  SOLICITED  ON BEHALF OF THE  BOARD OF  TRUSTEES  OF THE
EVERGREEN LEXICON FUND. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE EVERGREEN LEXICON FUND RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE
RED INK.  EXAMPLE:           X
                            ---

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Intermediate Term Bond Fund, a series of Evergreen Fixed Income Trust, will (i) acquire all of the assets of Evergreen Intermediate II in exchange for shares of Evergreen Intermediate Term Bond Fund; and (ii) assume certain identified liabilities of Evergreen Intermediate II, as substantially described in the accompanying Prospectus/Proxy Statement.



 ---- FOR                  ---- AGAINST                          ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                      Please detach at perforation before mailing.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         EVERGREEN (FORMERLY KEYSTONE)  INTERMEDIATE TERM BOND

FUND



                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JANUARY 6, 1998





         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen (formerly Keystone) Intermediate Term Bond Fund ("Evergreen Intermediate") that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Intermediate to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keytsone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                    Date                 , 199


                           ----------------------------------------

                          ----------------------------------------
                          Signature(s) and Title(s), if applicable

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN INTERMEDIATE. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN INTERMEDIATE RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X
---

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Intermediate Term Bond Fund, a series of Evergreen Fixed Income Trust, will (i) acquire all of the assets of Evergreen Intermediate in exchange for shares of Evergreen Intermediate Term Bond Fund; and (ii) assume certain identified liabilities of Evergreen Intermediate, as substantially described in the accompanying Prospectus/Proxy Statement.



 ---- FOR                 ---- AGAINST                          ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.